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Exhibit 99.3
Chaparral Energy Inc., et al.
restructuring support agreement May [__], 2016

This Restructuring Support Agreement (together with the exhibits and schedules attached hereto, which include, without limitation, the Term Sheet (as defined below), as each may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of May [__], 2016, is entered into by and among:  (i) Chaparral Energy, Inc. (“Chaparral Parent”) and each of its subsidiaries listed on Schedule 1 hereto (such subsidiaries and Chaparral Parent, each a “Chaparral Party” and collectively, the “Chaparral Parties”); and (ii) the holders of notes (the “Noteholders”) issued pursuant to (a) that certain Indenture dated as of September 16, 2010 among Chaparral Energy, Inc. as the Issuer, each of the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as successor Trustee (as amended, restated, modified, supplemented, or replaced from time to time, the “2010 Indenture”), (b) that certain Indenture dated as of February 22, 2011 among Chaparral Energy, Inc. as the Issuer, each of the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as successor Trustee (as amended, restated, modified, supplemented, or replaced from time to time, the “2011 Indenture”), and (c) that certain Indenture dated as of May 2, 2012 among Chaparral Energy, Inc. as the Issuer, each of the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as successor Trustee (as amended, restated, modified, supplemented, or replaced from time to time, the “2012 Indenture”, and collectively with the 2010 Indenture and the 2011 Indenture, the “Indentures”, and all claims against the Chaparral Parties arising on account of the Indentures and the notes issued thereunder, the “Notes Claims”), in each case, that are signatories hereto (collectively, with any Noteholder that may become a party hereto in accordance with Section 13 of this Agreement, the “Consenting Noteholders”).  This Agreement collectively refers to the Chaparral Parties and the Consenting Noteholders as the “Parties” and each individually as a “Party”. Unless otherwise noted, capitalized terms used but not immediately defined herein have the meanings ascribed to them at a later point in this Agreement or in the Term Sheet (as defined herein), as applicable.

RECITALS

WHEREAS, the Parties have engaged in good faith, arm’s-length negotiations regarding certain restructuring transactions (the “Restructuring Transactions”) pursuant to the terms and conditions set forth in this Agreement, including a joint pre-arranged plan of reorganization for the Chaparral Parties in accordance with the terms and conditions of the term sheet attached hereto as Exhibit A (the “Term Sheet”) and incorporated herein by reference pursuant to Section 2 of this Agreement (as may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement, the “Plan”);

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WHEREAS, it is anticipated that the Restructuring Transactions will be implemented through jointly-administered voluntary cases commenced by the Chaparral Parties (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (together with any court with jurisdiction over the Chapter 11 Cases, the “Bankruptcy Court”), pursuant to the Plan, which is anticipated to be filed by the Chaparral Parties in the Chapter 11 Cases;

NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties, intending to be legally bound, hereby agrees as follows:

AGREEMENT

RSA Effective Date. This Agreement shall become effective, and the obligations contained herein shall become binding upon the Parties, upon the first date (such date, the “RSA Effective Date”) that this Agreement has been executed and delivered by all of the following:

each Chaparral Party; and

Consenting Noteholders holding, in the aggregate, at least [60]% in principal amount outstanding of all Notes Claims.

Exhibits and Schedules Incorporated by Reference.  Each of the exhibits and schedules attached hereto (including, without limitation, the Term Sheet) and each of the schedules to such exhibits (collectively, the “Exhibits and Schedules”) is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the Exhibits and Schedules.  In the event of any inconsistency between this Agreement (without reference to the Exhibits and Schedules) and the Exhibits and Schedules, this Agreement (without reference to the Exhibits and Schedules) shall govern and control to the extent of such inconsistency.

Definitive Documentation.

The definitive documents and agreements governing the Restructuring Transactions (collectively, the “Definitive Documentation”) shall include:

the Plan (and all exhibits thereto), including any plan supplement documents (including, without limitation, the identity of the officers and directors of the reorganized Chaparral Parties, the governance documents for the reorganized Chaparral Parties, and any equityholders’ agreements with respect to the reorganized Chaparral Parties);

the confirmation order with respect to the Plan (the “Confirmation Order”);

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the related disclosure statement (and all exhibits thereto) with respect to the Plan (the “Disclosure Statement”);

the solicitation materials with respect to the Plan (collectively, the “Solicitation Materials”);

an order authorizing the assumption of this Agreement (the “RSA Assumption Order”);

(A) the interim order authorizing use of cash collateral (the “Interim Cash Collateral Order”) and (B) the final order authorizing use of cash collateral (the “Final Cash Collateral Order” and together with the Interim Cash Collateral Order, the “Cash Collateral Orders”);

the motions seeking approval of each of the above; and

any document or filing identified in the Term Sheet as being subject to approval or consent rights under Section 3(b) of this Agreement.

The Definitive Documentation identified in Section 3(a) of this Agreement will, after the RSA Effective Date, remain subject to negotiation and shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement (including the Term Sheet) in all respects, and shall otherwise be in form and substance satisfactory to the Chaparral Parties and those Consenting Noteholders who hold, in the aggregate, at least [50%] in principal amount outstanding of all Notes Claims held by Consenting Noteholders (the “Required Consenting Noteholders”).

[Reserved]

Commitment of Consenting Noteholders.  Each Consenting Noteholder agrees (severally and not jointly), from the RSA Effective Date until the occurrence of a Termination Date (as defined in Section 11 of this Agreement) applicable to such Consenting Noteholder, to:

use commercially reasonable efforts to support and cooperate with the Chaparral Parties and take all commercially reasonable actions as are necessary to consummate the Restructuring Transactions in accordance with the Plan and the terms and conditions of this Agreement;

negotiate in good faith any terms of the Definitive Documentation that are subject to negotiation as of the RSA Effective Date;

(i) vote all of its claims against, or interests in, as applicable, the Chaparral Parties now or hereafter owned by such Consenting Noteholder (or for which such Consenting Noteholder now or hereafter has voting control over) to accept the Plan in accordance with the applicable procedures set forth in the Disclosure Statement and the Solicitation Materials, as approved

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consistent with the Bankruptcy Code upon receipt of Solicitation Materials approved by the Bankruptcy Court; (ii) timely return a duly-executed ballot in connection therewith; and (iii) not “opt out” of or object to any releases or exculpation provided under the Plan (and to the extent required by such ballot, affirmatively “opt in” to such releases and exculpation);

not withdraw, amend, change, or revoke (or seek to withdraw, amend, change, or revoke) its tender, consent, or vote with respect to the Plan; provided, however, that the votes of the Consenting Noteholders shall be immediately revoked and deemed void ab initio upon the occurrence of the Termination Date;

not object to, delay, impede, or take any other action (including to instruct or direct the Trustee) to interfere with the prompt consummation of the Restructuring Transactions (including the entry by the Bankruptcy Court of the Cash Collateral Orders, an order approving the Disclosure Statement, and the Confirmation Order), or propose, file, support, or vote for any restructuring, workout, reorganization, liquidation, or chapter 11 plan or other Alternative Transaction (as defined below) for any of the Chaparral Parties, other than the Restructuring Transactions and the Plan; and

not take any other action, including, without limitation, initiating or joining in any legal proceeding, that is materially inconsistent with its obligations under this Agreement and that could hinder, delay, or prevent the timely confirmation of the Plan and consummation of the Restructuring Transactions.

Notwithstanding the foregoing, nothing in this Agreement, and neither a vote to accept the Plan by any Consenting Noteholder, nor the acceptance of the Plan by any Consenting Noteholder, shall (w) be construed to limit consent and approval rights provided in this Agreement and the Definitive Documentation, (x) be construed to prohibit any Consenting Noteholder from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement, or exercising rights or remedies specifically reserved herein, (y) be construed to prohibit any Consenting Noteholder from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as such appearance and the positions advocated in connection therewith are not materially inconsistent with this Agreement and are not for the purpose of hindering, delaying, or preventing the consummation of the Restructuring Transactions, or (z) impair or waive the rights of any Consenting Noteholder to assert or raise any objection expressly permitted under this Agreement in connection with any hearing on confirmation of the Plan or in the Bankruptcy Court.

6.Commitment of the Chaparral Parties.  Each of the Chaparral Parties agrees, from the RSA Effective Date until the occurrence of a Termination Date, to:

support and cooperate with the Consenting Noteholders and take all actions as are necessary and appropriate  to consummate the

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Restructuring Transactions in accordance with the Plan and the terms and conditions of this Agreement, including by implementing the Restructuring Transactions in accordance with the applicable milestones set forth in Schedule 2 hereto (collectively, the “Milestones”), which Milestones may only be extended in accordance with Section 28 of this Agreement;

negotiate in good faith any terms of the Definitive Documentation that are subject to negotiation as of the RSA Effective Date and take any necessary and appropriate actions in furtherance of the Plan and this Agreement;

not undertake any action that is inconsistent with this Agreement, the adoption and implementation of the Plan and the speedy confirmation thereof, or which would unreasonably delay approval or consummation of the Restructuring Transactions, including, without limitation, filing any motion to reject this Agreement;

support and take all actions as are reasonably necessary and appropriate to obtain any and all required regulatory and/or third-party approvals to consummate the Restructuring Transactions;

file, within one (1) calendar day after the Petition Date, a motion seeking to assume this Agreement;

to the extent any legal, financial, or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions, negotiate in good faith appropriate additional or alternative provisions to address any such impediment;

timely pay all fees and expenses as set forth in Section 15 of this Agreement;

timely file a formal objection, in form and substance reasonably acceptable to the Required Consenting Noteholders, to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order (i) directing the appointment of a trustee or examiner (with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code), (ii) converting the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, or (iii) dismissing the Chapter 11 Cases;

timely file a formal objection, in form and substance reasonably acceptable to the Required Consenting Noteholders, to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order modifying or terminating the Chaparral Parties’

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exclusive right to file and/or solicit acceptances of a plan of reorganization, as applicable; and

subject to the next paragraph, not seek, solicit, or support any dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors, merger, transaction, consolidation, business combination, joint venture, partnership sale of assets, financing (debt or equity), or restructuring of the Chaparral Parties (including, for the avoidance of doubt, a transaction premised on an asset sale under section 363 of the Bankruptcy Code), other than the Plan and Restructuring Transactions (an “Alternative Transaction”), and to not cause or allow any of their agents or representatives to solicit any agreements relating to an Alternative Transaction.

For the avoidance of doubt and without limiting the foregoing, in order to fulfill the Chaparral Parties’ fiduciary obligations, the Chaparral Parties and their respective agents and representatives may receive (but not solicit) proposals or offers for Alternative Transactions from third parties without breaching or terminating this Agreement and, subject to the terms of this Agreement, may discuss and provide due diligence to third parties in connection with such unsolicited proposals or offers; provided, that the Chaparral Parties shall (a) provide a copy of any written offer or proposal (and notice of any oral offer or proposal) for an Alternative Transaction within one (1) Business Day1 of the Chaparral Parties’ or their advisors’ receipt of such offer or proposal received to the legal counsel to and the financial advisors to the Consenting Noteholders and (b) provide such information to the advisors to the Consenting Noteholders regarding such discussions (including copies of any materials provided to such parties hereunder) as necessary to keep the Consenting Noteholders contemporaneously informed as to the status and substance of such discussions.

Consenting Noteholder Termination Events.  The Required Consenting Noteholders shall have the right, but not the obligation, upon written notice to the other Parties, to terminate the obligations of the Consenting Noteholders under this Agreement upon the occurrence of any of the following events (each, a “Consenting Noteholder Termination Event”), unless waived, in writing, by the Required Consenting Noteholders on a prospective or retroactive basis:

the failure to meet any Milestone unless (i) such failure is the result of any act, omission, or delay on the part of any Consenting Noteholder in violation of its obligations under this Agreement or (ii) such Milestone is waived in accordance with Section 28 of this Agreement;

[1]	“Business Day” means any day, other than a Saturday, Sunday, or legal holiday, in each case, in New York, New York.

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the Bankruptcy Court enters an order converting one or more of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code;

the Bankruptcy Court enters an order appointing a trustee, receiver, or examiner with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code in one or more of the Chapter 11 Cases;

any Chaparral Party (i) files with the Bankruptcy Court, amends or modifies, or files a pleading with the Bankruptcy Court seeking authority to amend or modify, the Definitive Documentation, in a manner that is inconsistent with this Agreement or which is otherwise in a form and substance not reasonably satisfactory to the Required Consenting Noteholders or (ii) publicly announces its intention to take any such acts;

any Chaparral Party files, or publicly announces that it will file, with the Bankruptcy Court any plan of reorganization other than the Plan, or files with the Bankruptcy Court any motion or application seeking authority to sell any material assets, without the prior written consent of the Required Consenting Noteholders;

the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining the substantial consummation of the Restructuring Transactions; provided, however, that the Chaparral Parties shall have five (5) Business Days after issuance of such ruling or order to obtain relief that would allow consummation of the Restructuring Transactions in a manner that (i) does not prevent or diminish compliance with the terms of the Plan and this Agreement or (ii) is acceptable to the Required Consenting Noteholders;

the Bankruptcy Court enters any order authorizing the use of cash collateral that is not in the form of the Cash Collateral Orders or otherwise consented to by the Required Consenting Noteholders;

the occurrence of a breach by any Chaparral Party of any representation, warranty, or covenant of such Party set forth in this Agreement (it being understood and agreed that any actions required to be taken by the Chaparral Parties that are included in the Term Sheet attached to this Agreement, but not in this Agreement are to be considered “covenants” of the Chaparral Parties, and therefore covenants of this Agreement, notwithstanding the failure of any specific provision in the Term Sheet to be re-copied in this Agreement) that (to the extent curable) remains uncured for a

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period of five (5) Business Days after written notice thereof is provided to the Chaparral Parties;

any Chaparral Party files, or publicly announces that it will file, with the Bankruptcy Court any plan of reorganization that proposes treatment for the Revolving Loan Claims that is inconsistent with this Agreement (including, for the avoidance of doubt, the treatment of such claims specified in the Term Sheet) and otherwise not acceptable to the Required Consenting Noteholders;

either (i) any Chaparral Party files with the Bankruptcy Court a motion, application, or adversary proceeding (or any Chaparral Party supports any such motion, application, or adversary proceeding filed or commenced by any third party) (A) challenging the validity, enforceability, or priority of, or seeking avoidance or subordination of, the Note Claims, or (B) asserting any other cause of action against the Consenting Noteholders; or (ii) the Bankruptcy Court enters an order providing relief against any Consenting Noteholder with respect to any of the foregoing causes of action or proceedings;

any Chaparral Party terminates its obligations under and in accordance with this Agreement;

any Chaparral Party has (i) withdrawn the Plan, (ii) publicly announced its intention not to support the Plan, (iii) filed a motion with the Bankruptcy Court seeking the approval of an alternative plan or transaction, or (iv) agreed in writing (including, for the avoidance of doubt, as evidenced by a term sheet, letter of intent, or similar document) or publicly announced its intent to pursue an Alternative Transaction;

if any debtor-in-possession financing with respect to the Chaparral Parties is approved by order of the Bankruptcy Court on terms that are not reasonably acceptable to the Required Consenting Noteholders;

the Bankruptcy Court does not approve the RSA Assumption Motion by the date set forth in the applicable Milestone;

if any of the orders approving this Agreement, the use of cash collateral, the Plan, or the Disclosure Statement are reversed, stayed, dismissed, vacated, reconsidered, modified, or amended without the consent of the Required Consenting Noteholders or a motion for reconsideration, reargument, or rehearing is filed with the Bankruptcy Court by the Chaparral Parties;

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if the Chaparral Parties execute or file with the Bankruptcy Court any Definitive Documentation that is inconsistent with the requirements set forth in Section 3(b) of this Agreement; or

if the Bankruptcy Court enters an order in the Chapter 11 Cases terminating any of the Chaparral Parties’ exclusive right to file a plan or plans of reorganization pursuant to section 1121 of the Bankruptcy Code.

Notwithstanding anything to the contrary herein, following the commencement of the Chapter 11 Cases and unless and until there is an unstayed order of the Bankruptcy Court providing that the giving of notice under and/or termination of this Agreement in accordance with its terms is not prohibited by the automatic stay imposed by section 362 of the Bankruptcy Code, the occurrence of any of the Termination Events in this Section 7 shall result in an automatic termination of this Agreement, to the extent the Required Consenting Noteholders would otherwise have the ability to terminate this Agreement in accordance with this Section 7, three (3) Business Days following such occurrence unless waived in writing by the Required Consenting Noteholders.

The Chaparral Parties’ Termination Events.  The Chaparral Parties shall have the right, but not the obligation, upon written notice to the Consenting Noteholders, to terminate their obligations (jointly) under this Agreement upon the occurrence of any of the following events (each a “Company Termination Event,” and together with the Consenting Noteholder Termination Events, the “Termination Events”), unless waived, in writing, by the Chaparral Parties on a prospective or retroactive basis:

a breach by a Consenting Noteholder of any representation, warranty, or covenant of such Consenting Noteholder set forth in this Agreement (it being understood and agreed that any actions required to be taken by the Consenting Noteholders that are included in the Term Sheet attached to this Agreement, but not in this Agreement, are to be considered “covenants” of the Consenting Noteholders, and therefore covenants of this Agreement, notwithstanding the failure of any specific provision in the Term Sheet to be re-copied in this Agreement) that could reasonably be expected to have a material adverse impact on the timely consummation of the Restructuring Transactions that (to the extent curable) remains uncured for a period of five (5) Business Days after notice to all Consenting Noteholders of such breach and a description thereof is provided to the Consenting Noteholders;

the occurrence of a breach of this Agreement by any Consenting Noteholder that has the effect of materially impairing any of the Chaparral Parties’ ability to timely effectuate the Restructuring Transactions and has not been cured (if susceptible to cure) within five (5) Business Days after notice to all Consenting Noteholders of such breach;

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if the board of directors or board of managers, as applicable, of any Chaparral Party terminates this Agreement pursuant to the exercise of its respective fiduciary duties or determines, based upon advice of counsel, that proceeding with the Restructuring Transactions (including, without limitation, the Plan or solicitation of the Plan) would be inconsistent with the exercise of its fiduciary duties; or

the issuance by any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction, of any ruling or order enjoining the substantial consummation of the Restructuring Transactions.

Individual Termination.  Any Consenting Noteholder may terminate this Agreement as to itself only, upon written notice to the other Parties, in the event that:  (i) this Agreement is amended without its consent in such a way as to alter any of the economic terms thereof in a manner that is disproportionately adverse to such Consenting Noteholder as compared to similarly situated Consenting Noteholders; (ii) any Definitive Documentation is filed with the Bankruptcy Court or executed by the Chaparral Parties and the Required Consenting Noteholders that contains terms that are inconsistent with the economic terms of the Term Sheet, in either case by giving ten (10) Business Days’ written notice to the Chaparral Parties and the other Consenting Noteholders; provided, that such written notice shall be given by the applicable Consenting Noteholder within five (5) Business Days of such amendment, filing, or execution.

Mutual Termination; Automatic Termination.  This Agreement and the obligations of all Parties hereunder may be terminated by mutual written agreement by and among each of the Chaparral Parties and the Consenting Noteholders.  Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate automatically upon the occurrence of the effective date of the Plan.

Effect of Termination. The earliest date on which termination of this Agreement as to a Party is effective in accordance with Sections 7, 8, 9, or 10 of this Agreement shall be referred to, with respect to such Party, as a “Termination Date”.  Upon the occurrence of a Termination Date, all Parties’ obligations under this Agreement shall be terminated effective immediately, and all Parties hereto shall be released from all commitments, undertakings, agreements, and obligations; provided, however, that each of the following shall survive any such termination:  (a) any claim for breach of this Agreement that occurs prior to such Termination Date, and all rights and remedies with respect to such claims shall not be prejudiced in any way; (b) the Chaparral Parties’ obligations in Section 15 of this Agreement accrued up to and including such Termination Date; and (c) Sections 11, 16, 18, 19, 20, 22, 25, 27, 31, 32, and 37 of this Agreement.  The automatic stay applicable under section 362 of the Bankruptcy Code shall not prohibit a Party from taking any action necessary to effectuate the termination of this Agreement pursuant to and in accordance with the terms hereof.

Cooperation and Support.  The Chaparral Parties shall provide draft copies of all “first day” motions, applications, and other documents that any Chaparral Party

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intends to file with the Bankruptcy Court to counsel for each Consenting Noteholder Party in accordance with Section 26 of this Agreement at least three (3) Business Days (or as soon thereafter as is reasonably practicable under the circumstances) prior to the date when such Chaparral Party intends to file such document, and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court.  The Chaparral Parties will use reasonable efforts to provide draft copies of all other material pleadings any Chaparral Party intends to file with the Bankruptcy Court to counsel to each Consenting Noteholder in accordance with Section 26 of this Agreement at least three (3) Business Days (or as soon thereafter as is reasonably practicable under the circumstances) prior to the date when such Chaparral Party intends to file such document, and shall consult in good faith with such counsel regarding the form and substance of any such proposed pleading.  For the avoidance of doubt, the Parties agree to negotiate in good faith the Definitive Documentation that is subject to negotiation and completion, consistent with Sub-Clause (b) of Section 3 of this Agreement, and that notwithstanding anything herein to the contrary, the Definitive Documentation, including any motions or orders related thereto, shall be consistent with this Agreement and otherwise shall be in form and substance acceptable to the Chaparral Parties and the Required Consenting Noteholders.  The Chaparral Parties shall:  (i) provide to the Consenting Noteholders’ advisors, and direct its employees, officers, advisors, and other representatives to provide the Consenting Noteholders’ advisors, (A) reasonable access (without any material disruption to the conduct of the Chaparral Parties’ businesses) during normal business hours to the Chaparral Parties’ books and records, (B) reasonable access to the management and advisors of the Chaparral Parties for the purposes of evaluating the Chaparral Parties’ assets, liabilities, operations, businesses, finances, strategies, prospects, and affairs, and (C) timely and reasonable responses to all reasonable diligence requests; and (ii) promptly notify the Consenting Noteholders of any newly commenced material governmental or third party litigations, investigations, or hearings against any of the Chaparral Parties.

Transfers of Claims and Interests.

No Consenting Noteholder shall (i) sell, transfer, assign, pledge, grant a participation interest in, or otherwise dispose of, directly or indirectly, any of its right, title, or interest in respect of any of such Consenting Noteholder’s claims against any Chaparral Party, as applicable, in whole or in part, or (ii) deposit any of such Consenting Noteholder’s claims against any Chaparral Party, as applicable, into a voting trust, or grant any proxies, or enter into a voting agreement with respect to any such claims or interests (the actions described in clauses (i) and (ii) are collectively referred to herein as a “Transfer” and the Consenting Noteholder making such Transfer is referred to herein as the “Transferor”), unless such Transfer is to another Consenting Noteholder or any other entity (a “Transferee”) that first agrees in writing to be bound by the terms of this Agreement by executing and delivering to the Chaparral Parties a Transferee Joinder substantially in the form attached hereto as Exhibit B (the “Transferee Joinder”).  With

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respect to claims against or interests in a Chaparral Party held by the relevant Transferee upon consummation of a Transfer in accordance herewith, such Transferee is deemed to make all of the representations, warranties, and covenants of a Consenting Noteholder, as applicable, set forth in this Agreement as of the date of such Transfer.  Upon compliance with the foregoing, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of this Agreement that occurs prior to such Transfer) under this Agreement to the extent of such transferred rights and obligations.  Any Transfer made in violation of this Sub-Clause (a) of this Section 13 shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Chaparral Parties and/or any Consenting Noteholder, and shall not create any obligation or liability of any Chaparral Party or any other Consenting Noteholder to the purported transferee.

Notwithstanding Sub-Clause (a) of this Section 13, (i) an entity that is acting in its capacity as a Qualified Marketmaker shall not be required to be or become a Consenting Noteholder to effect any transfer (by purchase, sale, assignment, participation, or otherwise) of any claim against any Chaparral Party, as applicable, by a Consenting Noteholder to a transferee; provided, that such transfer by a Consenting Noteholder to a transferee shall be in all other respects in accordance with and subject to Sub-Clause (a) of this Section 13; and (ii) to the extent that a Consenting Noteholder, acting in its capacity as a Qualified Marketmaker, acquires any claim against, or interest in, any Chaparral Party from a holder of such claim or interest who is not a Consenting Noteholder, it may transfer (by purchase, sale, assignment, participation, or otherwise) such claim or interest without the requirement that the transferee be or become a Consenting Noteholder in accordance with this Section 13; provided further, that in the event a Qualified Marketmaker is, on the voting deadline for the Plan, the beneficial holder of any claim against, or interest in, any Chaparral Party that were acquired from a Consenting Noteholder, it shall vote such claim or interest in accordance with Section 5(c) of this Agreement.  For purposes of this Sub-Clause (b), a “Qualified Marketmaker” means an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against any of the Chaparral Parties (including debt securities or other debt) or enter with customers into long and short positions in claims against the Chaparral Parties (including debt securities or other debt), in its capacity as a dealer or market maker in such claims against the Chaparral Parties, and (y) is in fact regularly in the business of

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making a market in claims against issuers or borrowers (including debt securities or other debt).

Further Acquisition of Claims or Interests.  Except as expressly set forth in Section 13 of this Agreement, nothing in this Agreement shall be construed as precluding any Consenting Noteholder or any of its affiliates from acquiring additional claims against or interests in any Chaparral Parties; provided, however, that any such claims or interests shall automatically be subject to the terms and conditions of this Agreement.  Upon any such further acquisition by a Consenting Noteholder or any of its affiliates, such Consenting Noteholder shall promptly notify in writing the Chaparral Parties and counsel to the Ad Hoc Committee (as defined below).

Fees and Expenses.  Subject to Section 11 of this Agreement, the Chaparral Parties shall pay or reimburse all reasonable and documented fees and out-of-pocket expenses (regardless of whether such fees and expenses were incurred before or after the Petition Date, and in each case, in accordance with (and when due under) any applicable engagement letter or fee reimbursement letter with the Chaparral Parties) of:  (a) Milbank, Tweed, Hadley & McCloy LLP (“Milbank”), as counsel to an ad hoc committee of Noteholders (the “Ad Hoc Committee”); (b) PJT Partners LP, as the financial advisor retained on behalf of the Ad Hoc Committee; (c) Tudor, Pickering, Holt & Co. Advisors, LLC, as investment banker retained on behalf of the Ad Hoc Committee; and (d) a consulting firm selected by the Required Supporting Noteholders to identify potential board members.

Consents and Acknowledgments.  Each Party irrevocably acknowledges and agrees that this Agreement is not and shall not be deemed to be a solicitation for consents to the Plan.  The acceptance of the Plan by each of the Consenting Noteholders will not be solicited until such Parties have received the Disclosure Statement and related ballots in accordance with applicable law, and will be subject to sections 1125, 1126, and 1127 of the Bankruptcy Code.  This Agreement does not constitute, and shall not be deemed to constitute, an offer for the purchase, sale, exchange, hypothecation, or other transfer of securities for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934 (or any other federal, state, or provincial law or regulation).

Representations and Warranties.

Each Consenting Noteholder hereby represents and warrants on a several and not joint basis, for itself and not any other person or entity, that the following statements are true, correct, and complete, to the best of its actual knowledge, as of the date hereof:

it has the requisite organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

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the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

the execution, delivery, and performance by it of this Agreement does not violate any provision of law, rule, or regulation applicable to it or any of its affiliates, or its certificate of incorporation, or bylaws, or other organizational documents, or those of any of its affiliates;

the execution and delivery by it of this Agreement does not require any registration or filing with, the consent or approval of, notice to, or any other action with any federal, state, or other governmental authority or regulatory body, other than, for the avoidance of doubt, the actions with governmental authorities or regulatory bodies required in connection with implementation of the Restructuring Transactions;

subject to the provisions of sections 1125 and 1126 of the Bankruptcy Code, this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally, or by equitable principles relating to enforceability;

it has sufficient knowledge and experience to evaluate properly the terms and conditions of the Plan and this Agreement, and has been afforded the opportunity to discuss the Plan and other information concerning the Chaparral Parties with the Chaparral Parties’ representatives, and to consult with its legal and financial advisors with respect to its investment decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement and otherwise investigated this matter to its full satisfaction;

it (A) either (1) is the sole owner of the claims and interests identified below its name on its signature page hereof and in the amounts set forth therein, or (2) has all necessary investment or voting discretion with respect to the claims and interests identified below its name on its signature page hereof, and has the power and authority to bind the owner(s) of such claims and interests to the terms of this Agreement; (B) is entitled (for its own accounts or for the

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accounts of such other owners) to all of the rights and economic benefits of such claims and interests; and (C) does not directly or indirectly own or control any claims against or interests in any Chaparral Party other than as identified below its name on its signature page hereof; and

other than pursuant to this Agreement, the claims and interests identified below its name on its signature page hereof are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition or encumbrance of any kind, that would adversely affect in any material way such Consenting Noteholder’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed.

Each Chaparral Party hereby represents and warrants on a joint and several basis (and not any other person or entity other than the Chaparral Parties) that the following statements are true, correct, and complete as of the date hereof:

it has the requisite corporate or other organizational power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or other organizational action on its part;

the execution and delivery by it of this Agreement does not (A) violate its certificates of incorporation, or bylaws, or other organizational documents, or those of any of its affiliates, or (B) result in a breach of, or constitute (with due notice or lapse of time or both) a default (other than, for the avoidance of doubt, a breach or default that would be triggered as a result of the Chapter 11 Cases or any Chaparral Party’s undertaking to implement the Restructuring Transactions through the Chapter 11 Cases) under any material contractual obligation to which it or any of its affiliates is a party;

the execution and delivery by it of this Agreement does not require any registration or filing with, the consent or approval of, notice to, or any other action with any federal, state, or

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other governmental authority or regulatory body, other than, for the avoidance of doubt, the actions with governmental authorities or regulatory bodies required in connection with implementation of the Restructuring Transactions;

subject to the provisions of sections 1125 and 1126 of the Bankruptcy Code, this Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally, or by equitable principles relating to enforceability; and

it has sufficient knowledge and experience to evaluate properly the terms and conditions of the Plan and this Agreement, and has been afforded the opportunity to consult with its legal and financial advisors with respect to its decision to execute this Agreement, and it has made its own analysis and decision to enter into this Agreement and otherwise investigated this matter to its full satisfaction.

Survival of Agreement.  Each of the Parties acknowledges and agrees that this Agreement is being executed in connection with negotiations concerning a possible financial restructuring of the Chaparral Parties and in contemplation of possible chapter 11 filings by the Chaparral Parties, and the exercise of the rights granted in this Agreement after the commencement of the Chapter 11 Cases shall not be a violation of the automatic stay provisions of section 362 of the Bankruptcy Code.

Waiver.  If the transactions contemplated herein are not consummated, or following the occurrence of a Termination Date, if applicable, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights, and the Parties expressly reserve any and all of their respective rights.  The Parties acknowledge that this Agreement, the Plan, and all negotiations relating hereto are part of a proposed settlement of matters that could otherwise be the subject of litigation.  Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence, and any other applicable law, foreign or domestic, this Agreement, the Plan, any related documents, and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

Relationship Among Parties.  Notwithstanding anything herein to the contrary, the duties and obligations of the Consenting Noteholders under this Agreement shall be several, not joint.  No Party shall have any responsibility by virtue of this Agreement for any trading by any other entity.  No prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement.  The Consenting Noteholders hereby represent and warrant they have no

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agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any equity securities of the Chaparral Parties and do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended.  No action taken by any Consenting Noteholder pursuant to this Agreement shall be deemed to constitute or to create a presumption by any of the Parties that the Consenting Noteholder are in any way acting in concert or as such a “group.”

Specific Performance.  It is understood and agreed by the Parties that money damages may be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy of any such breach of this Agreement, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

Governing Law & Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require or permit the application of the law of any other jurisdiction.  By its execution and delivery of this Agreement, each Party irrevocably and unconditionally agrees for itself that any legal action, suit, or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding shall be brought in the federal or state courts located in the City of New York, Borough of Manhattan, and by executing and delivering this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit, or proceeding.  Notwithstanding the foregoing consent to New York jurisdiction, if the Chapter 11 Cases are commenced, each Party agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.  By executing and delivering this Agreement, and upon commencement of the Chapter 11 Cases, each of the Parties irrevocably and unconditionally submits to the personal jurisdiction of the Bankruptcy Court solely for purposes of any action, suit, proceeding, or other contested matter arising out of or relating to this Agreement, or for recognition or enforcement of any judgment rendered or order entered in any such action, suit, proceeding, or other contested matter.

Waiver of Right to Trial by Jury.  Each of the Parties waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between any of the Parties arising out of, connected with, relating to, or incidental to the relationship established between any of them in connection with this Agreement.  Instead, any disputes resolved in court shall be resolved in a bench trial without a jury.

Successors and Assigns.  Except as otherwise provided in this Agreement and subject to Section 13 of this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective permitted successors, assigns, heirs, executors, administrators, and representatives.

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No Third-Party Beneficiaries.  Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary of this Agreement.

Notices.  All notices (including, without limitation, any notice of termination or breach) and other communications from any Party hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, email, or facsimile to the other Parties at the applicable addresses below, or such other addresses as may be furnished hereafter by notice in writing.  Any notice of termination or breach shall be delivered to all other Parties.

If to any Chaparral Party:

Chaparral Energy Inc.

701 Cedar Lake Blvd.

Oklahoma City, OK 73114

Attn:  Mark Fischer

Tel:  (405) 426-4410

Fax:  [________]

Email: markf@chaparralenergy.com

with a copy to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, IL 60611

Attn:  Richard A. Levy

Direct Dial:  (312) 876-7692

Fax:  (312) 993-9767

Email: richard.levy@lw.com

-and-

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attn:  Keith A. Simon

Direct Dial:  (212) 906-1372

Fax:  (212) 751-4864

Email:  keith.simon@lw.com

If to a Consenting Noteholder:

Milbank, Tweed, Hadley & McCloy LLP

Attn: Evan Fleck and Michael Price

28 Liberty Street

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New York, NY 10005-1413

Tel: (212) 530-5000

Fax: (212) 530-5219

Email: efleck@milbank.com
mprice@milbank.com

Entire Agreement.  This Agreement constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement; provided, however, that, for the avoidance of doubt, any confidentiality agreement executed by any Consenting Noteholder shall survive this Agreement and shall continue to be in full force and effect in accordance with its terms.

Amendments.  Except as otherwise provided herein, this Agreement may not be modified, amended, or supplemented, and no term or provision hereof or thereof waived, without the prior written consent of the Chaparral Parties and the Required Consenting Noteholders.

Reservation of Rights.

Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of any Party to protect and preserve its rights, remedies, and interests, including without limitation, its claims against any of the other Parties.

Without limiting Sub-Clause (a) of this Section 29 in any way, if the Plan is not consummated in the manner set forth, and on the timeline set forth, in this Agreement, or if this Agreement is terminated for any reason, nothing shall be construed herein as a waiver by any Party of any or all of such Party’s rights, remedies, claims, and defenses and the Parties expressly reserve any and all of their respective rights, remedies, claims, and defenses, subject to Section 19 of this Agreement.  This Agreement, the Plan, and any related document shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever.  Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which, when so executed, shall constitute the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

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Public Disclosure.  This Agreement, as well as its terms, its existence, and the existence of the negotiation of its terms are expressly subject to any existing confidentiality agreements executed by and among any of the Parties as of the date hereof; provided, however, that, after the Petition Date, the Parties may disclose the existence of, or the terms of, this Agreement or any other material term of the transaction contemplated herein without the express written consent of the other Parties; provided further, however, that, except as required by applicable law, rule, or regulation or as ordered by the Bankruptcy Court or other court of competent jurisdiction, no Party or its advisors shall disclose to any person or entity (including, for the avoidance of doubt, any other Party) the holdings information of any Consenting Noteholder without such Consenting Noteholder’s prior written consent.

Creditors’ Committee.  Notwithstanding anything herein to the contrary, if any Consenting Noteholder is appointed to, and serves on an official committee of creditors in the Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Consenting Noteholder’s exercise of its fiduciary duties arising from its service on such committee; provided, however, that service as a member of a committee shall not relieve such Consenting Noteholder of its obligations to affirmatively support, and vote to accept, the Plan, on the terms and conditions set forth in this Agreement.

Severability. If any portion of this Agreement shall be held to be invalid, unenforceable, void or voidable, or violative of applicable law, the remaining portions of this Agreement so far as they may practicably be performed shall remain in full force and effect and binding on the Parties.

Additional Parties. Without in any way limiting the provisions hereof, additional Noteholders may elect to become Parties, at any time prior to the Petition Date, by executing and delivering to the other Parties a counterpart hereof.  Such additional Parties shall become a Consenting Noteholder under this Agreement in accordance with the terms of this Agreement.

Time Periods.  If any time period or other deadline provided in this Agreement expires on a day that is not a Business Day, then such time period or other deadline, as applicable, shall be deemed extended to the next succeeding Business Day.

Headings.  The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

Interpretation.  This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion hereof, shall not be effective in regard to the interpretation hereof.  For purposes of this Agreement, unless otherwise specified:  (a) each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender; (b) all references herein to “Articles”, “Sections”, and “Exhibits” are references to

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Articles, Sections, and Exhibits of this Agreement; and (c) the words “herein,” “hereof,” “hereunder,” and “hereto” refer to this Agreement in its entirety rather than to a particular portion of this Agreement.

[Signatures and exhibits follow.]

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CHAPARRAL ENERGY, INC., a Delaware corporation
By:
CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company
By:

CHAPARRAL BIOFUELS, L.L.C.,
an Oklahoma limited liability company

By:

CHAPARRAL RESOURCES, L.L.C.,
an Oklahoma limited liability company

By:

CHAPARRAL CO2, L.L.C.,
an Oklahoma limited liability company

By:

CEI ACQUISITION, L.L.C.,
a Delaware limited liability company

By:

CEI PIPELINE, L.L.C.,
a Texas limited liability company

By:

[Signature Page to Restructuring Support Agreement – Chaparral Parties]

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CHAPARRAL REAL ESTATE, L.L.C.,
an Oklahoma limited liability company

By:

GREEN COUNTRY SUPPLY, INC.,
an Oklahoma corporation

By:

CHAPARRAL EXPLORATION, L.L.C.,
a Delaware limited liability company

By:

ROADRUNNER DRILLING, L.L.C.,
an Oklahoma limited liability company

By:

[Signature Page to Restructuring Support Agreement – Chaparral Parties]

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[CONSENTING NOTEHOLDER]

By:

Name:

Title:

Holdings: $__________________ of Debt
     Under the Credit Facility

Holdings: $__________________ of Debt
     Under the 2010 Indenture

Holdings: $__________________ of Debt
     Under the 2011 Indenture

Holdings: $__________________ of Debt
     Under the 2012 Indenture

Holdings: __________________
shares of Common Equity

Holdings: __________________ of

Address for Notices:

[Signature Page to Restructuring Support Agreement – Consenting Noteholder]

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Schedule 1

Chaparral Parties

CEI Acquisition, L.L.C.

CEI Pipeline, L.L.C.

Chaparral Biofuels, L.L.C.

Chaparral CO2, L.L.C.

Chaparral Energy, Inc.

Chaparral Energy, L.L.C.

Chaparral Exploration, L.L.C.

Chaparral Real Estate, L.L.C.

Chaparral Resources, L.L.C.

Green Country Supply, Inc.

Roadrunner Drilling, L.L.C.

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Schedule 2

Milestones

(a)	no later than May 6, 2016, the Chaparral Parties shall commence the Chapter 11 Cases by filing bankruptcy petitions with the Bankruptcy Court (such filing date, the “Petition Date”);

within one (1) calendar day after the Petition Date, the Chaparral Parties shall file with the Bankruptcy Court a motion seeking to assume this Agreement (the “RSA Assumption Motion”);

within one (1) Business Day after the Petition Date, the Chaparral Parties shall file with the Bankruptcy Court a motion seeking entry of the Interim Cash Collateral Order ~~[~~and the Final Cash Collateral Order~~]~~;

no later than May 11, 2016, the Bankruptcy Court shall have entered the Interim Cash Collateral Order;

no later than May 13, 2016, the Chaparral Parties shall file with the Bankruptcy Court the Plan (which Plan shall, for the avoidance of doubt, specify a “consensual” and “non-consensual treatment” of the Revolving Loan Claims in a manner acceptable to the Company and Required Consenting Noteholders);

no later than May 20, 2016, the Chaparral Parties shall file with the Bankruptcy Court:  (i) the Disclosure Statement; and (ii) a motion (the “Disclosure Statement and Solicitation Motion”) seeking, among other things, (A) approval of the Disclosure Statement, (B) approval of procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan, and (C) to schedule the hearing to consider confirmation of the Plan (the “Confirmation Hearing”);

no later than May ~~23~~30, 2016, the Bankruptcy Court shall have entered an order authorizing the assumption of this Agreement (the “RSA Assumption Order”);

no later than June ~~24~~28, 2016, (i) the Bankruptcy Court shall have entered the Final Cash Collateral Order and an order approving the Disclosure Statement and the relief requested in the Disclosure Statement and Solicitation Motion and (ii) no later than three (3) Business Days after entry of the order approving the Disclosure Statement and Solicitation Motion, the Chaparral Parties shall have commenced solicitation on the Plan by mailing the Solicitation Materials to parties eligible to vote on the Plan;

no later than ~~July 29~~August 4, 2016, the Bankruptcy Court shall have commenced the Confirmation Hearing;

no later than August ~~2~~9, 2016, the Bankruptcy Court shall have entered the Confirmation Order; and

no later than August ~~16~~25, 2016, the Chaparral Parties shall consummate the transactions contemplated by the Plan (the date of such consummation, the “Plan Effective Date”).

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Exhibit A to the Restructuring Support Agreement

Term Sheet

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Exhibit B to the Restructuring Support Agreement

Form of Transferee Joinder

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Form of Transferee Joinder

This joinder (this “Joinder”) to the Restructuring Support Agreement (the “Agreement”), dated as of [__], 2016, by and among:  (i) Chaparral Energy, Inc. and each of the other Chaparral Parties thereto; (ii) the Consenting Noteholders, and (iii) the other Consenting Noteholders thereto, is executed and delivered by [________________] (the “Joining Party”) as of [________________].  Each capitalized term used herein but not otherwise defined shall have the meaning ascribed to it in the Agreement.

1.Agreement to be Bound.  The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder as Annex 1 (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions thereof).  The Joining Party shall hereafter be deemed to be a Party for all purposes under the Agreement and one or more of the entities comprising the Consenting Noteholders.

2.Representations and Warranties.  The Joining Party hereby represents and warrants to each other Party to the Agreement that, as of the date hereof, such Joining Party (a) is the legal or beneficial holder of, and has all necessary authority (including authority to bind any other legal or beneficial holder) with respect to, the claims identified below its name on the signature page hereof, and (b) makes, as of the date hereof, the representations and warranties set forth in Section 17 of the Agreement to each other Party.

3.Governing Law.  This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require or permit the application of the law of any other jurisdiction.

4.Notice.  All notices and other communications given or made pursuant to the Agreement shall be sent to:

To the Joining Party at:

[JOINING PARTY]
[ADDRESS]
Attn:
Facsimile: [FAX]
EMAIL:

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

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[JOINING PARTY]

By:

Name:

Title:

Holdings: $__________________ of Debt
     Under the Credit Facility

Holdings: $__________________ of Debt
     Under the 2010 Indenture

Holdings: $__________________ of Debt
     Under the 2011 Indenture

Holdings: $__________________ of Debt
     Under the 2012 Indenture

Holdings: __________________
shares of Common Equity

Holdings: __________________ of

[Signature Page to Joinder Agreement]

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Annex 1 to the Form of Transferee Joinder

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